UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2010

Mercedes-Benz Auto Receivables Trust 2010-1
(Exact name of Issuing Entity as specified in its charter)

Daimler Retail Receivables LLC
(Exact name of Sponsor and Depositor as specified in its charter)

State of Delaware	333-159281	37-6442370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36455 Corporate Drive Farmington Hills, Michigan	48331
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 991-6631

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.  Other Events.

In connection with the issuance on or about April 21, 2010 by Mercedes-Benz Auto Receivables Trust 2010-1 (the “Issuer”) of $992,820,000 Asset Backed Notes offered pursuant to the Prospectus dated April 12, 2010 and the Prospectus Supplement dated April 13, 2010, the Issuing Entity and Daimler Retail Receivables LLC (the “Daimler Retail Receivables”) have entered or will enter into the agreements listed below in Item 9.01 which are annexed hereto as exhibits to this Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits:

1.1
Underwriting Agreement, dated April 13, 2010, among Daimler Retail Receivables, as depositor (the “Depositor”), DCFS USA LLC (“DCFS USA”) and Citigroup Global Markets Inc. and Barclays Capital Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of April 1, 2010, between Mercedes-Benz Auto Receivables Trust 2010-1 (the “Issuer”) and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

4.2	Second Amended and Restated Trust Agreement, dated as of April 1, 2010, between the Depositor and Wilmington Trust Company, as owner trustee (the “Owner Trustee”).

10.1	Sale and Servicing Agreement, dated as of April 1, 2010, among the Issuer, the Depositor, and DCFS USA, as seller (the “Seller”) and as Servicer.

99.1	Administration Agreement, dated as of April 1, 2010, among the Issuer, DCFS USA, as administrator, the Depositor and the Indenture Trustee.

99.2	Receivables Purchase Agreement, dated as of April 1, 2010, between the Seller and Daimler Retail Receivables, as purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIMLER RETAIL RECEIVABLES LLC, as Depositor

By:	/s/ Steven C. Poling
Name: Steven C. Poling
Title: Assistant Secretary

Date: April 14, 2010

EXHIBIT INDEX

Exhibit No.	. Description

1.1	Underwriting Agreement, dated April 13, 2010, among Daimler Retail Receivables LLC (“Daimler Retail Receivables”), as depositor (the “Depositor”), DCFS USA LLC (“DCFS USA”) and Citigroup Global Markets Inc. and Barclays Capital Inc., as representatives of the several underwriters named therein

4.1	Indenture, dated as of April 1, 2010, between Mercedes-Benz Auto Receivables Trust 2010-1 (the “Issuer”) and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

4.2	Second Amended and Restated Trust Agreement, dated as of April 1, 2010, between the Depositor and Wilmington Trust Company, as owner trustee (the “Owner Trustee”).

10.1	Sale and Servicing Agreement, dated as of April 1, 2010, among the Issuer, the Depositor, and DCFS USA, as seller (the “Seller”) and as Servicer.

99.1	Administration Agreement, dated as of April 1, 2010, among the Issuer, DCFS USA, as administrator, the Depositor and the Indenture Trustee.

99.2	Receivables Purchase Agreement, dated as of April 1, 2010, between the Seller and Daimler Retail Receivables, as purchaser.